UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 25, 2018

Malvern Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania		19301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On April 25, 2018, Malvern Bancorp, Inc. (the “Company”), the holding company for Malvern Bank, National Association (the “Bank”), reported its results of operations for the second fiscal quarter ended March 31, 2018.

For additional information, reference is made to the Company’s press release dated April 25, 2018, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto as Exhibit 99.1 is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is included herewith.

Exhibit Number	Description
99.1 (furnished, not filed)	Press release dated April 25,2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: April 26, 2018	By:	/s/ Joseph Gangemi
Joseph D. Gangemi
Senior Vice President and Chief Financial Officer

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